INCOME TAXES	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
INCOME TAXES
INCOME TAXES

16. INCOME TAXES

        We use the asset and liability method of accounting for income taxes. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial and tax reporting purposes. We evaluate deferred tax assets to determine whether it is more likely than not that they will be realized. Valuation allowances are reviewed on an individual tax jurisdiction basis to analyze whether there is sufficient positive or negative evidence to support a change in judgment about the realizability of the related deferred tax assets. These conclusions require significant judgment. In evaluating the objective evidence that historical results provide, we consider the cyclicality of our businesses and cumulative income or losses during the applicable period. Cumulative losses incurred over the applicable period limits our ability to consider other subjective evidence such as our projections for the future. Changes in expected future income in applicable jurisdictions could affect the realization of deferred tax assets in those jurisdictions. During the three months ended March 31, 2014 and 2013, on a discrete basis, we released a valuation allowance of $4 million and $1 million, respectively, on certain net deferred tax assets in Luxembourg as a result of significant changes in estimated future taxable income resulting from increased intercompany debt and, therefore, increased interest income in Luxembourg.

        During the three months ended March 31, 2014 and 2013, for unrecognized tax benefits that impact tax expenses, we recorded a net increase in unrecognized tax benefits with a corresponding income tax expense of $3 million and $1 million, respectively. Additional decreases in unrecognized tax benefits were offset by cash settlements or increases in net deferred tax assets and, therefore, did not affect income tax expense.

        We recorded income tax (expense) benefit of $(37) million and $18 million for the three months ended March 31, 2014 and 2013, respectively. Our tax expense is significantly affected by the mix of income and losses in the tax jurisdictions in which we operate, as impacted by the presence of valuation allowances in certain tax jurisdictions. Notably, we continue to earn a significant portion of our pre-tax income in the United States with an approximate 35% federal and state blended effective tax rate.

17. INCOME TAXES

        The following is a summary of U.S. and non-U.S. provisions for current and deferred income taxes (dollars in millions):

	Year ended December 31,
	2013	2012	2011
Income tax expense (benefit):
U.S.
Current	$41	$52	$7
Deferred	124	129	69
Non-U.S.
Current	42	51	63
Deferred	(70)	(53)	(26)

Total	$137	$179	$113

        The following schedule reconciles the differences between the U.S. federal income taxes at the U.S. statutory rate to our provision (benefit) for income taxes (dollars in millions):

	Year ended December 31,
	2013	2012	2011
Income from continuing operations before income taxes	$289	$559	$370

Expected tax expense at U.S. statutory rate of 35%	$101	$196	$130
Change resulting from:
State tax expense (benefit) net of federal benefit	11	15	7
Non-U.S. tax rate differentials	10	1	6
Effects of non-U.S. operations	3	(1)	8
U.S. domestic manufacturing deduction	(14)	(8)	—
Unrealized currency exchange gains and losses	14	11	(5)
Effect of tax holidays	—	(12)	(1)
U.S. foreign tax credits, net of associated income and taxes	(86)	(21)	(4)
Tax benefit of losses with valuation allowances as a result of other comprehensive income	(22)	—	—
Tax authority audits and dispute resolutions	9	5	4
Change in valuation allowance	108	(14)	(19)
Other, net	3	7	(13)

Total income tax expense	$137	$179	$113

        Included in the non-U.S. deferred tax expense is a $22 million income tax benefit for losses from continuing operations for certain jurisdictions with valuation allowances to the extent that income was recorded in other comprehensive income in that same jurisdiction. This benefit in 2013 was largely attributable to Switzerland where changes in pension related items resulted in income in other comprehensive income (loss) and where we have a full valuation allowance against the net deferred tax asset. An offsetting income tax expense was recognized in accumulated other comprehensive loss.

        Included in the $14 million unrealized exchange gains and losses reconciliation item above is $10 million which occurred in Luxembourg where an offsetting valuation allowance was released.

        We operate in over 40 non-U.S. tax jurisdictions with no specific country earning a predominant amount of our off-shore earnings. While the vast majority of these countries have income tax rates that are lower than the U.S. statutory rate, the operating losses we incur in some of our non-U.S. jurisdictions results in a tax benefit for losses lower than the U.S. statutory rate and therefore mitigates or reverses the amount of tax rate benefit we would otherwise realize from these tax rate differentials. For the year ended December 31, 2013, this amount was an additional tax expense of $10 million, reflected in the reconciliation above.

        During 2013, we repatriated a significant amount of earnings to the U.S. from our Netherlands holding company, which included bringing onshore certain U.S. foreign tax credits. The foreign tax credits brought onshore significantly exceeded the amount needed to fully offset the cash tax impact of the dividend. After a net $9 million benefit for the utilization of foreign tax credits in 2013, a full valuation allowance was placed on the remaining foreign tax credits as it is currently more likely than not that the credits will expire unused due to a shortage of foreign source income for income tax purposes. These credits represent a potential future cash benefit to the Company and we intend to expend resources and explore changes to future business operations all of which could enable us to utilize the foreign tax credits and release the valuation allowance. This is a complex area of tax law subject to very specific factors and our ability to utilize these credits will likely have a significant impact on future income tax expense.

        During 2012, we were granted a tax holiday for the period from January 1, 2012 through December 31, 2016 with respect to certain income from Pigments products manufactured in Malaysia. We are required to make certain investments in order to enjoy the benefits of the tax holiday and we intend to make these investments.

        The components of income (loss) from continuing operations before income taxes were as follows (dollars in millions):

	Year ended December 31,
	2013	2012	2011
U.S.	$429	$494	$255
Non-U.S.	(140)	65	115

Total	$289	$559	$370

        Components of deferred income tax assets and liabilities were as follows (dollars in millions):

	December 31,
	2013	2012
Deferred income tax assets:
Net operating loss and AMT credit carryforwards	$853	$819
Pension and other employee compensation	196	288
Property, plant and equipment	72	69
Intangible assets	22	33
Foreign tax credits	125	113
Other, net	105	106

Total	$1,373	$1,428

Deferred income tax liabilities:
Property, plant and equipment	$(524)	$(524)
Pension and other employee compensation	(6)	—
Other, net	(62)	(88)

Total	$(592)	$(612)

Net deferred tax asset before valuation allowance	$781	$816
Valuation allowance—net operating losses and other	(707)	(724)
Valuation allowance—foreign tax credits	(125)	(21)

Net deferred tax asset	$(51)	$71

Current deferred tax asset	$53	$51
Current deferred tax liability	(44)	(39)
Non-current deferred tax asset	243	229
Non-current deferred tax liability	(303)	(170)

Net deferred tax asset	$(51)	$71

        We have NOLs of $3,189 million in various non-U.S. jurisdictions. While the majority of the non-U.S. NOLs have no expiration date, $923 million have a limited life (of which $860 million are subject to a valuation allowance) and $15 million are scheduled to expire in 2014 (all of which are subject to a valuation allowance). We had $15 million of NOLs expire unused in 2013 (all of which were subject to a valuation allowance).

        Included in the $3,189 million of non-U.S. NOLs is $758 million attributable to our Luxembourg entities. As of December 31, 2013, there is a valuation allowance of $180 million against these net tax-effected NOLs of $220 million. Due to the uncertainty surrounding the realization of the benefits of these losses, we have reduced the related deferred tax asset with a valuation allowance.

        Valuation allowances are reviewed each period on a tax jurisdiction by jurisdiction basis to analyze whether there is sufficient positive or negative evidence to support a change in judgment about the realizability of the related deferred tax assets. These conclusions require significant judgment. In evaluating the objective evidence that historical results provide, we consider the cyclicality of businesses and cumulative income or losses during the applicable period. Cumulative losses incurred over the period limits our ability to consider other subjective evidence such as our projections for the future. Our judgments regarding valuation allowances are also influenced by the costs and risks associated with any tax planning idea.

        During 2013, we released valuations allowances of $16 million on a portion of our net deferred assets primarily in Luxembourg as a result of significant changes in estimated future taxable income resulting from increased intercompany debt and, therefore, increased interest income in Luxembourg.

        During 2012, we released valuation allowances of $24 million on a portion of our net deferred tax assets in China, in certain U.S. states and in Luxembourg, and we established valuation allowances of $23 million on certain net deferred tax assets in the U.S., India and Indonesia. Primarily as a result of a cumulative history of operating profits, we released the above noted valuation allowances in China and certain U.S. state tax jurisdictions. Additionally, a partial valuation allowance release was recognized in Luxembourg for $12 million as a result of significant changes in estimated future taxable income resulting from increased intercompany debt and, therefore, increased interest income in Luxembourg.

        During 2012, we amended certain prior year U.S. federal income tax filings and claimed $31 million of additional U.S. foreign tax credits. Due to uncertainty regarding our ability to actually utilize these credits before they expire in 2015, we established a partial valuation allowance of $21 million against the incremental deferred tax asset.

        During 2011, we released valuation allowances of $27 million on certain net deferred tax assets in France and Spain (as a result of recent profitability in our Pigments business), Singapore (as a result of a cumulative history of operating profits), Australia (as a result of discontinuing the unprofitable portion of the business operations in that country) and Luxembourg (as a result of significant changes in estimated future taxable income).

        Uncertainties regarding expected future income in certain jurisdictions could affect the realization of deferred tax assets in those jurisdictions and result in additional valuation allowances in future periods.

        The following is a summary of changes in the valuation allowance (dollars in millions):

	2013	2012	2011
Valuation allowance as of January 1	$745	$768	$813
Valuation allowance as of December 31	832	745	768

Net decrease	(87)	23	45
Foreign currency movements	16	7	(30)
(Decrease) increase to deferred tax assets with no impact on operating tax expense, including an offsetting (decrease) increase to valuation allowances	(37)	(16)	4

Change in valuation allowance per rate reconciliation	$(108)	$14	$19

Components of change in valuation allowance affecting tax expense:
Pre-tax income (losses) in jurisdictions with valuation allowances resulting in no tax expense or benefit	$(18)	$13	$(3)
Releases of valuation allowances in various jurisdictions	16	24	27
Establishments of valuation allowances in various jurisdictions	(106)	(23)	(5)

Change in valuation allowance per rate reconciliation	$(108)	$14	$19

        The following is a reconciliation of our unrecognized tax benefits (dollars in millions):

	2013	2012
Unrecognized tax benefits as of January 1	$57	$39
Gross increases and decreases—tax positions taken during a prior period	39	15
Gross increases and decreases—tax positions taken during the current period	11	9
Decreases related to settlements of amounts due to tax authorities	(3)	(3)
Reductions resulting from the lapse of statutes of limitation	(7)	(3)
Foreign currency movements	(1)	—

Unrecognized tax benefits as of December 31	$96	$57

        As of December 31, 2013 and 2012, the amount of unrecognized tax benefits which, if recognized, would affect the effective tax rate is $78 million and $37 million, respectively.

        In accordance with our accounting policy, we continue to recognize interest and penalties accrued related to unrecognized tax benefits in income tax expense.

	Year ended December 31,
	2013	2012	2011
Interest expense included in tax expense	$2	$(1)	$5
Penalties expense included in tax expense	(1)	—	—

	December 31,
	2013	2012
Accrued liability for interest	$13	$10
Accrued liability for penalties	—	1

        We conduct business globally and, as a result, we file income tax returns in U.S. federal, various U.S. state and various non-U.S. jurisdictions. The following table summarizes the tax years that remain subject to examination by major tax jurisdictions:

Tax Jurisdiction	Open Tax Years
China	2001 and later
France	2002 and later
India	2004 and later
Italy	2009 and later
Malaysia	2003 and later
Switzerland	2007 and later
The Netherlands	2007 and later
United Kingdom	2011 and later
United States federal	2012 and later

        Certain of our U.S. and non-U.S. income tax returns are currently under various stages of audit by applicable tax authorities and the amounts ultimately agreed upon in resolution of the issues raised may differ materially from the amounts accrued.

        We estimate that it is reasonably possible that certain of our non-U.S. unrecognized tax benefits could change within 12 months of the reporting date with a resulting decrease in the unrecognized tax benefits within a reasonably possible range of $3 million to $41 million. For the 12-month period from the reporting date, we would expect that a substantial portion of the decrease in our unrecognized tax benefits would result in a corresponding benefit to our income tax expense.

        During 2012, we concluded and settled tax examinations in the U.S. (both federal and various states) and various non-U.S. jurisdictions including, but not limited to, China, France and Italy. During 2012, we concluded and effectively settled tax examinations in the U.S. (both federal and various states) and various non-U.S. jurisdictions including, but not limited to, Hong Kong, Thailand and Japan. During 2011, we concluded and settled tax examinations in the U.S. (both federal and various states) and various non-U.S. jurisdictions including, but not limited to, Australia, China, France and Germany.

        For non-U.S. entities that were not treated as branches for U.S. tax purposes, we do not provide for income taxes on the undistributed earnings of these subsidiaries as earnings are reinvested and, in the opinion of management, will continue to be reinvested indefinitely. As discussed, we made a distribution of a portion of our earnings in 2013 when the amount of foreign tax credits associated with the distribution was greater than the amount of tax otherwise due. The undistributed earnings of foreign subsidiaries that are deemed to be permanently invested were approximately $194 million at December 31, 2013. It is not practicable to determine the unrecognized deferred tax liability on those earnings. We have material inter-company debt obligations owed by our non-U.S. subsidiaries to the U.S. We do not intend to repatriate earnings to the U.S. via dividend based on estimates of future domestic cash generation and our ability to return cash to the U.S. through payments of inter-company debt owned by our non-U.S. subsidiaries to the U.S. To the extent that cash is required in the U.S., rather than repatriate earnings to the U.S. via dividend, we expect to utilize our inter-company debt. If any earnings were repatriated via dividend, we would need to accrue and pay taxes on the distributions.